SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Employees and related institutions	$ 2	$ 4
Operating loss carry-forwards	6,883	5,493
Operating lease liabilities	2	11
Share-based compensation	182	182
Others	47	33
Total deferred tax assets	7,116	5,723
Right-of-use asset	(2)	(13)
Total deferred tax liabilities	(2)	(13)
Net deferred tax assets	7,114	5,710
Valuation allowance	$ (7,114)	$ (5,710)